UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed by Aditxt, Inc., a Delaware corporation (the “Company”), on July 28, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with an accredited investor (the “Noteholder”), pursuant to which the Company issued and sold a secured promissory note in the principal amount of $2,625,000 (the “Note”). As of December 28, 2023, the outstanding balance on the Note, including all accrued and unpaid interest thereon was $2,738,020.83.

On December 29, 2023, the Company entered into an Exchange Agreement (the “Note Exchange Agreement”) with the Noteholder, pursuant to which the Noteholder agreed, subject to the terms and conditions set forth therein, to exchange the Note, including all accrued but unpaid interest thereon, for an aggregate of 2,625 shares of a new series of convertible preferred stock of the Company, designated as Series B-2 Convertible Preferred Stock, $0.001 par value (the “Series B-2 Preferred Stock”).

In connection with the Note Exchange Agreement, the Company and certain of its officers and directors entered into a Voting Agreement (the “Voting Agreement”) with the Noteholder, pursuant to which such officers and directors agreed to vote any and all shares of Common Stock or other capital stock of the Company which they own, directly or indirectly, in favor of any proposal to issue the Noteholder a number of shares of Common Stock that would require approval of the Company’s stockholders in order for such issuance to be in compliance with Nasdaq Rule 5635(a)(1) or 5635(d), and any other applicable rules and regulations of The Nasdaq Stock Market.

The information set forth below in “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” relating to the Series B-2 Preferred Stock and the Series B-2 Certificate of Designations (defined below) is incorporated by reference herein in its entirety. The foregoing descriptions of the Series B-2 Certificate of Designations, the Note Exchange Agreement, and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Series B-2 Certificate of Designations, the Note Exchange Agreement, and the Voting Agreement, copies of which are attached hereto as Exhibits 3.1 10.1, and 10.2, respectively.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Current Report on Form 8-K filed by the Company, on September 29, 2023, the Company received written notice from The Nasdaq Capital Market (“Nasdaq”) that the Hearing Panel had granted the Company an exception through December 26, 2023 to allow the Company to complete its plan to demonstrate compliance with Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Rule”) and Nasdaq Listing Rule 5550(a)(4) (the “Public Float Rule”). On November 21, 2023, the Company received written notice from Nasdaq that it had regained compliance with the Public Float Rule. On December 29, 2023, the Company received written notice from Nasdaq that it had regained compliance with the Stockholders’ Equity Rule, but will be subject to a Mandatory Panel Monitor for a period of one year.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Series B-2 Preferred Stock pursuant to the Note Exchange Agreement is incorporated by reference herein in its entirety. The Company will issue the Series B-2 Preferred Stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B-2 Certificate of Designations

On December 28, 2023, the Company filed a Certificate of Designations for its Series B-2 Preferred Stock with the Secretary of State of Delaware (the “Series B-2 Certificate of Designations”). The following is only a summary of the Series B-2 Certificate of Designations, and is qualified in its entirety by reference to the full text of the Series B-2 Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Designation, Amount, and Par Value. The number of Series B-2 Preferred Stock designated is 2,625 shares. The shares of Series B-2 Preferred Stock have a par value of $0.001 per share and a stated value of $1,000 per share.

Conversion Price. The Series B-2 Preferred Stock will be convertible into shares of Common Stock at an initial conversion price of $4.71 (subject to adjustment pursuant to the Series B-2 Certificate of Designations) (the “Conversion Price”). The Series B-2 Certificate of Designations also provides that in the event of certain Triggering Events (as defined below) any holder may, at any time, convert any or all of such holder’s Series B-2 Preferred Stock at an alternate conversion rate equal to the product of (i) the Alternate Conversion Price (as defined below) and (ii) the quotient of (x) the 125% redemption premium multiplied by (y) the amount of Series B-2 Preferred Stock subject to such conversion. “Triggering Events” include, among others, (i) a suspension of trading or the failure to be traded or listed on an eligible market for five consecutive days or more, (ii) the failure to remove restrictive legends when required, (iii) the Company’s default in payment of indebtedness in an aggregate amount of $500,000 or more, (iv) proceedings for a bankruptcy, insolvency, reorganization or liquidation, which are not dismissed with 30 days, (v) commencement of a voluntary bankruptcy proceeding, and (viii) final judgments against the Company for the payment of money in excess of $500,000. “Alternate Conversion Price” means the lowest of (i) the applicable conversion price the in effect, (ii) the greater of (x) $0.9420 (the “Floor Price”) and (y) 80% of the lowest volume weighted average price (“VWAP”) of the Common Stock during the five consecutive trading day period ending and including the the trading day immediately preceding the delivery of the applicable conversion notice. Further, the Series B-2 Certificate of Designations provides that if on any of the 90th and 180th day after each of the occurrence of any Stock Combination Event (as defined in the Series B-2 Certificate of Designations) and the Applicable Date (as defined in the Series B-2 Certificate of Designations), the conversion price then in effect is greater than the market price then in effect (the “Adjustment Price”), on such date then the conversion price shall automatically lower to the Adjustment Price.

Dividends. Holders of the Series B-2 Preferred Stock shall be entitled to receive dividends when and as declared by the Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash, in securities of the Company or any other entity, or using assets as determined by the Board on the Stated Value of such Preferred Share.

Liquidation. In the event of a Liquidation Event (as defined in the Series B-2 Certificate of Designations), the holders the Series B-2 Preferred Stock shall be entitled to receive in cash out of the assets of the Company, before any amount shall be paid to the holders of any other shares of capital stock of the Company, equal to the greater of (A) 125% of the Conversion Amount (as defined in the Series B-2 Certificate of Designation) on the date of such payment and (B) the amount per share such holder of Series B-2 Preferred Stock would receive if they converted such share of Series B-2 Preferred Stock into Common Stock immediately prior to the date of such payment.

Company Redemption. The Company may redeem all, or any portion, of the Series B-2 Preferred Stock for cash, at a price per share of Series B-2 Preferred Stock equal to 115% of the greater of (i) the Conversion Amount (as defined in the Series B-2 Certificate of Designations) being redeemed as of the Company Optional Redemption Date (as defined in the Series B-2 Certificate of Designations) and (ii) the product of (1) the Conversion Rate (as defined in the Series B-2 Certificate of Designations) with respect to the Conversion Amount being redeemed as of the Company Optional Redemption Date multiplied by (2) the greatest Closing Sale Price (as defined in the Series B-2 Certificate of Designations) of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Company Optional Redemption Notice Date (as defined in the Series B-2 Certificate of Designations) and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made under the Certification of Designation.

Maximum Percentage. Holders of Series B-2 Preferred Stock are prohibited from converting shares of Series B-2 Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. The holders of the Series B-2 Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as expressly provided in the Series B-2 Certificate of Designations and where required by the DGCL.

Item 8.01 Other Events.

As previously reported in a Current Report on Form 8-K filed by the Company, on December 11, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Adicure, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Evofem Biosciences, Inc., a Delaware corporation (“Evofem”), pursuant to which, Merger Sub will be merged into and with Evofem (the “Merger”), with Evofem surviving the Merger as a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement and prior to the closing of the transactions contemplated by the Merger Agreement, the Company will enter into exchange agreements, with the holders of certain convertible securities and purchase rights of Evofem (the “Holders”), pursuant to which the Holders will exchange such securities for an aggregate of not more than 86,153 shares of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 (the “Series A-1 Preferred Stock”). As reported in a Current Report on Form 8-K filed by the Company, on December 26, 2023, the Company entered in an exchange agreement (the “Exchange Agreement”) with certain of the Holders, pursuant to which such Holders agreed to exchange an aggregate of 22,280 shares of Series F-1 Convertible Preferred Stock of Evofem for an aggregate of 22,280 shares of Series A-1 Preferred Stock of the Company. In addition to the transactions contemplated by the Merger Agreement, Note Exchange Agreement and the Exchange Agreement, the Company intends to issue additional shares of convertible preferred stock pursuant to other acquisitions or strategic transactions with a stated value of no more than $10 million in the aggregate, on terms no more favorable than the Series A-1 Preferred Stock or Series B-2 Preferred Stock.

On January 2, 2024, the Company issued a press release announcing that it had regained compliance with the Stockholders’ Equity Rule. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s or Evofem’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management teams of the Company and Evofem and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Evofem.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transactions: (1) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to closing, including the approval by the stockholders of the Company; (3) the ability to realize the anticipated benefits of the proposed transactions; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s and Evofem’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other documents we filed, or will file, including the proxy statement/prospectus, with the SEC. There may be additional risks that neither the Company nor Evofem presently know, or that the Company or Evofem currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Evofem’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and Evofem anticipate that subsequent events and developments will cause the Company’s and Evofem’s assessments to change. However, while the Company and Evofem may elect to update these forward-looking statements at some point in the future, the Company and Evofem specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s and Evofem’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Series B-2 Certificate of Designations filed with the Secretary of State of Delaware
10.1	Exchange Agreement, dated December 28, 2023 by and between the Company and the holders signatory thereto
10.2	Form of Voting Agreement
99.1	Press Release Dated January 2, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: January 2, 2024	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer